SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    August 13, 2003

VENTAS, INC.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-10989 (Commission File Number)	61-1055020 (IRS Employer Identification No.)

4360 Brownsboro Road, Suite 115, Louisville, Kentucky (Address of principal executive offices)	40207-1642 (Zip Code)

Registrant’s telephone number, including area code:    (502) 357-9000

Item 5. Other Events

Ventas, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements and certain other financial information in connection with the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 145, “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections” (“SFAS No. 145”). The provisions of SFAS No. 145 related to the rescission of SFAS No. 4 “Reporting Gains and Losses from Extinguishment of Debt” require the Company to reclassify prior period items into continuing operations, including those recorded in the current period, that do not meet the extraordinary classification. Under Securities and Exchange Commission (the “SEC”) requirements for transitional disclosure, the reclassification of extraordinary items to continuing operations required by SFAS No. 145 is required for previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to adoption of SFAS No. 145. This reclassification has no effect on the Company’s reported net income.

On June 30, 2003, the Company completed the sale of 16 skilled nursing facilities in Florida and Texas to its primary tenant Kindred Healthcare, Inc. In accordance with the SFAS No. 144, “Accounting for the Impairment or Disposal of Long Lived Assets,” effective for financial statements issued for fiscal years beginning after December 15, 2001, the results and operations and gain/(loss) on real estate properties sold or held for sale subsequent to December 31, 2001 are reflected in the consolidated statements of operations as “discontinued operations” for all periods presented. The Company has classified the operations of these sold facilities as discontinued operations for the re-issued periods presented. This reclassification has no effect on the Company’s reported net income.

This Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Form 10-K”) to reflect previously reported extraordinary items as a component of continuing operations and to reflect in discontinued operations the 16 skilled nursing facilities sold in June 2003. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

This Report on Form 8-K also contains the disclosure required by Regulation G as it relates to the Company’s presentation in the Form 10-K of its Funds from Operations (as defined by the National Association of Real Estate Investment Trusts) for the years ended December 31, 2002, 2001, 2000 and 1999 and the period from May 1, 1998 to December 31, 1998.

Updated Items 6, 7 and 8 are included as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

Not Applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits:

Exhibit 12	Ratio of Earnings to Fixed Charges

Exhibit 23.1	Consent of Independent Auditors

Exhibit 99.1	Re-issued financial information for the years ended December 31, 2002, 2001 and 2000 to reflect the adoption of SFAS No. 145 and to reflect the reclassification of the 16 facilities sold on June 30, 2003 in discontinued operations (information included is comprised of: Selected Financial Data; Management’s Discussion and Analysis of Financial Condition and Results of Operations; Financial Statements; and financial statement schedules).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC. (Registrant)

Dated: August 13, 2003	By:	/s/ T. Richard Riney
		Name:	T. Richard Riney
		Title:	Executive Vice President and General Counsel

3